T. Rowe Price QM U.S. Bond Index Fund

T. Rowe Price QM U.S. Bond ETF

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2024

T. Rowe Price Institutional Long Duration Credit Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2024, Amit Deshpande and Yongheon Lee will join Robert M. Larkins as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Deshpande joined T. Rowe Price in 2017 and Mr. Lee joined T. Rowe Price in 2010.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2024, Amit Deshpande and Yongheon Lee will join Robert M. Larkins as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Deshpande joined the Firm in 2017, and his investment experience dates from 1996. During the past five years, he has served as the Head of Quantitative Investments & Research in the Firm’s Fixed Income Division. Mr. Lee joined the Firm in 2010, and his investment experience dates from 2008. During the past five years, he has served as a Quantitative Investment Strategist, Associate Head of Fixed Income Quantitative Portfolio Management (beginning in 2020), and a sector portfolio manager (beginning in January 2024).

The date of this supplement is June 20, 2024.

G57-041 6/20/24